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                                                                   EXHIBIT 10.13

                           ADVANCE AUTO PARTS, INC.

                       2001 EXECUTIVE STOCK OPTION PLAN

     Section 1.  Description of Plan. This is the 2001 Executive Stock Option
                 -------------------
Plan, dated November 7, 2001 (the "Plan"), of Advance Auto Parts, Inc., a Delaware corporation (the "Company"). This Plan will provide a means whereby designated employees, directors or consultants of the Company and/or of any directly or indirectly majority or wholly-owned entities of the Company (individually, a "Subsidiary" and collectively, the "Subsidiaries") may purchase shares of common stock, par value $.0001 per share, of the Company (the "Shares"). It is intended that the options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Nonqualified Stock Options." Incentive Stock Options may only be granted to employees.

     Section 2.  Purpose of Plan.  The purpose of the Plan and of granting
                 ---------------
options (the "Options") to specified persons is to further the growth, development and financial success of the Company and its Subsidiaries by providing additional incentives to their employees, directors or consultants. By assisting such persons in acquiring Shares, the Company can ensure that such persons will themselves benefit directly from the Company's and its Subsidiaries' growth, development and financial success.

     Section 3.  Eligibility.  The persons who shall be eligible to receive
                 -----------
grants of Options under the Plan shall be the designated employees, directors or consultants of the Company and/or its Subsidiaries as determined from time to time by the Board of Directors (the "Board") of the Company. A person who holds an Option is herein referred to as a "Participant," and more than one Option may be granted to any Participant.

     The aggregate fair market value (determined as of the time an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any participant in any calendar year under this Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company or any Subsidiary shall not exceed $100,000.

     Section 4.  Administration.
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            (a)  Except as otherwise provided herein, the Plan shall be administered by the Board or, at the Board's option, by a compensation committee thereof from time to time constituted, to whom administration of this Plan has been duly delegated (the Board and such committee, are collectively referred to hereinafter as the "Committee"). Any action of the Board or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. Upon the first registration of an equity security of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent possible and advisable, the Committee may be constituted so as to permit this Plan to comply
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with Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section
162(m) of the Code.

            (b) The Committee is authorized and empowered to administer the Plan and, subject to the Plan, including but not limited to Section 19, (i) to
                                                            ----------
determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with the Plan, which terms and conditions need not be identical as to the various Options granted; (ii) to interpret the Plan; (iii) to grant Options; (iv) to determine the Participants;
(v) to specify the terms of the Options; (vi) to determine the number of Shares which may be purchased; (vii) to determine the fair market value of the Shares;
(viii) to accelerate the time during which an Option may be exercised in accordance with the provisions of Section 14 hereof, and to otherwise accelerate
                                  ----------
the time during which an Option may be exercised, in each case notwithstanding the provisions in the Option Agreement (as defined in Section 11 hereof) stating
                                                      ----------
the time during which it may be exercised; (ix) to reissue the Plan and related benefits hereunder as a direct plan of a Subsidiary or Subsidiaries, converting the Options and Shares issued under this Plan to options and shares of such Subsidiary or Subsidiaries, as the case may be; (x) to prescribe, amend and rescind rules relating to the Plan; (xi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (xii) to determine the rights and obligations of Participants under the Plan; and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Option granted hereunder.

     Section 5.  Shares Subject to Plan.  The aggregate number of Shares for
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which Options may be granted pursuant to the Plan shall be Three Million Six
Hundred Thousand (3,600,000). Such number shall be automatically adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction of the Company. The number of Shares which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement (as such term is defined in Section 11 hereof). Upon the expiration
                                      ----------
or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any Shares acquired pursuant to the Plan are reacquired by the Company, (a) any Shares which have not been purchased or (b) the Shares reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.

     Section 6.  Restrictions on Grants; Vesting of Options.  Notwithstanding
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any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to ten (10) years from the date hereof.
Each Option shall grant the Participant the right to purchase a specified number of Shares at the price determined by the Committee, as set forth in each respective Option Agreement (the "Exercise Price"); provided, however, that if the Participant is a 10% stockholder of the Company (as defined in Section 422(b)(6) of the Code) at the time such Participant is granted an Incentive
Stock Option, the Exercise Price shall

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be not less than 110% of the fair market value of such shares on the date of grant of the Option. Such fair market value shall be determined by the Committee
(i) if the Company's securities are traded on a national securities exchange or on the Nasdaq National Market, on the basis of the reported closing sales price on such date or, in the absence of a reported sales price on such date, on the basis of the average of the reported closing bid and ask price on such date, or
(ii) in the absence of both a reported sales price and a reported bid and ask price under clause (i), the Committee shall determine such fair market value on the basis of such evidence as it deems appropriate in its sole discretion. The Options shall vest based on longevity of service, targeted goals and/or other schedules established by the Committee, as set forth in each Option Agreement, with respect to the Company and/or its Subsidiaries. In the case of options which vest based on the achievement of targeted goals, the Committee shall determine the performance criteria, the performance measurement period(s) and the schedule of exercisability applicable to each Option or group of Options in a schedule, a copy of which shall be filed with the records of the Committee and attached to each Option Agreement to which the same applies. The performance criteria, the performance measurement period(s), and the schedule of exercisability need not be identical for all Options granted hereunder. Following the conclusion of each applicable performance measurement period, the Committee shall determine, in its sole good faith judgment, the extent, if at all, that each Option subject thereto shall have become exercisable based upon the applicable performance criteria and the schedule of exercisability. To the extent each such Option shall remain nonexercisable following the final performance measurement period because the applicable performance criteria have not been met, it shall, to that extent, automatically terminate and cease to be exercisable to such extent notwithstanding the stated term during which it otherwise may have been exercised. The Committee shall promptly notify each affected Participant of such determination. The Committee may periodically review the performance criteria applicable to any Option or Options and, in its sole good faith judgment, may adjust the same to reflect mergers, acquisitions, asset sales, catastrophes and significant increases in the level of capital expenditures or inventory levels.

     Section 7.  Exercise of Options. Once vested, the Options may be exercised
                 -------------------
by the Participant by giving written notice to the Company specifying the number of Shares to be purchased and accompanied by payment of the full Exercise Price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including without limitation and in the sole discretion of the Committee, the assignment in transfer by the Participant to the Company of outstanding shares of common stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule 16b-3 under the Exchange Act, if applicable. Once vested, the Options may only be exercised by the Participant or in the event of death of the Participant, by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution. Notwithstanding the immediately preceding sentence, in the event of disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, a designee of the Participant (or the legal representative of the Participant if the Participant has no designee) may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant's particular Option Agreement.

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     Section 8.  Issuance of Shares. The Company's obligation to issue Shares
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upon exercise of an Option is expressly conditioned upon (i) the compliance by the Company with any registration or other qualification obligations with respect to such Shares under any state and/or federal law or rulings and regulations of any government regulatory body, and/or (ii) the making of such investment representations or other representations and undertakings by the Participant (or the Participant's designee legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification obligations with respect to such Shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or the Participant's designee legal representative, heir or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing of such Shares in violation of Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such Shares setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Participant must furnish to the Company an opinion of counsel, form and substance satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies; provided, however, that any such legend or data entry shall be removed when no longer applicable. The inability of the Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained. Unless otherwise set forth in the Participant's particular Option Agreement or otherwise specified by the Committee in the Option grant or in a subsequent Committee action, any Shares issued by the Company upon exercise of an Option granted hereunder shall be subject to (x) a right of first refusal of the Company with respect to all Shares proposed to be transferred by Participant, (y) certain drag-along rights, as described in Section 11 hereof, and (z) certain other restrictions set forth in each particular Option Agreement.

     Section 9.  Nontransferability. An Option may not be sold, pledged,
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assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. Any permitted transferee shall be required prior to any transfer of an Option or Shares acquired pursuant to the exercise of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement.

     Section 10. Adjustments Upon Recapitalization or Reorganization. Subject to
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Section 13(b) hereof, if the outstanding shares of the common stock of the
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Company are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding shares is changed through a stock split or stock dividend, an appropriate adjustment shall be made by the Committee in the number, kind or exercise price of shares as to which Options may be granted under the Plan. A corresponding adjustment shall likewise be made in the number, kind or exercise price of shares with respect to which unexercised Options have theretofore been granted.

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Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment.

     Section 11. Option Agreement.  Each Option granted under the Plan shall
                 ----------------
be evidenced by a written option agreement (an "Option Agreement") executed by the Company and the Participant which, unless otherwise set forth in the Participant's particular Option Agreement or otherwise specified by the Committee in the Option grant or in a subsequent Committee action, (a) shall contain each of the provisions and agreements herein specifically required to be contained therein; (b) shall contain provisions which give the Company a right of first refusal to purchase any Shares issued pursuant to the exercise of Options granted under the Plan which a Participant proposes to sell; (c) shall contain provisions which give the Company, in connection with any underwritten public offering by the Company of its equity securities, the right to restrict the transfer of any Shares acquired under an Option Agreement for up to 180 days; and (d) shall contain certain "drag-along" rights. The Option Agreement may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

     Section 12. Privileges of Stock Ownership.  Persons entitled to exercise
                 -----------------------------
any Options granted under this Plan shall have all of the rights or privileges of a stockholder of the Company in respect of any shares of common stock issuable upon exercise of such Option from and after the date of exercise of an Option. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange or automated quotation system on which the common stock of the Company is then listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery. The Company agrees to take all actions reasonably necessary to comply with all such requirements.

     The Company agrees that shares of common stock issued upon the exercise of Options shall, at the time of delivery, be validly issued and outstanding, fully paid and nonassessable. The Company covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue, or similar taxes which may be payable in respect of the issue of the Option or of Shares upon the exercise thereof.

     Section 13. Termination of Options.
                 ----------------------

            (a) Each Option granted under the Plan shall set forth a termination date thereof, which shall be not later than seven (7) years (up to ten (10) years if the Committee shall so determine) from the date such Option is granted subject to earlier termination as set forth in Section 6, Section 13(b),
                                                       ---------  -------------
or Section 14 hereof, or as otherwise set forth in each particular Option
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Agreement; provided, however, with respect to Incentive Stock Options, such termination shall

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be not later than five (5) years from the date such Option is granted if the
Participant is a 10% stockholder of the Company (as defined in Section 422(b)(6) of the Code) at the time such Option is granted. An Incentive Stock Option shall contain any termination events required by Section 422 of the Code. The termination of employment, or service as a director or consultant, of a Participant for any reason shall not accelerate or otherwise affect the number of Shares which may be purchased upon exercise of an Option; provided, however, that the Option may only be exercised with respect to that number of Shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

            (b)  Subject to Section 14 hereof (i) upon the dissolution,
                            ----------
liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger, consolidation, sale or exchange of securities in which the Company does not survive, or (iii) upon any sale, reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's stockholders have the opportunity to receive cash, securities of another corporation, partnership or limited liability company and/or other property in exchange for their capital stock of the Company, or (iv) upon any acquisition by any person or group (as defined in Section 13d of the Securities Act of 1934) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of common stock (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein individually as an "Extraordinary Event" and collectively as the "Extraordinary Events"), the Plan and each outstanding Option shall terminate, unless the Surviving Entity (defined below) elects to have such Option survive the Extraordinary Event pursuant to the next paragraph. In such event each Participant shall have the right, by giving notice ten (10) days before the effective date of such Extraordinary Event (the "Effective Date"), to exercise on or before the Effective Date, in whole or in part, any unexpired Option issued to the Participant, to the extent that said Option is vested as of the Effective Date and exercisable as of the Effective Date, and otherwise is vested and exercisable pursuant to the provisions of said Option and of Section
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6 of the Plan.
-

     In its sole and absolute discretion, the surviving entity (which may be the Company) or the entity that has acquired all or substantially all of the Company's assets (the "Surviving Entity") may, but shall not be so obligated, to permit an Option to survive an Extraordinary Event or tender to any Participant an option or options to purchase shares or equity interests in such Surviving Entity, and such continuing or new option or options shall contain such terms and provisions as shall be required to substantially preserve the rights and benefits of any Option then outstanding under the Plan with any reasonable changes to take into account the circumstances of the Surviving Entity.

     Section 14. Acceleration of Options.  Notwithstanding the provisions of
                 -----------------------
Section 6 or Section 13 hereof, or any provision to the contrary contained in a
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particular Option Agreement, the Committee, in its sole discretion, may accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 14, each outstanding Option so accelerated shall be exercisable
        ----------
for a period from and after the date of

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such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion, provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall terminate automatically at that time.

     Section 15. Substitute Options. If the Company at any time should succeed
                 ------------------
to the business of another entity through a merger, consolidation, corporate reorganization or exchange, or through the acquisition of stock or assets of such entity or its subsidiaries or otherwise, Options may be granted under the Plan to option holders of such entity or its subsidiaries, in substitution for options to purchase Shares in such entity held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such entity), the number of Options to be received by each such person, the exercise price of such Option and the other terms and conditions of such substitute Options.

     Section 16. Withholding of Taxes.  The Company, or a Subsidiary, as the
                 --------------------
case may be, may deduct and withhold from the wages, salary, bonus and other income paid by the Company (or such Subsidiary) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of the Shares issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or such Subsidiary's) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiary) by the Participant of the required withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of Shares issued upon exercise of an Option (for which purpose such Shares shall be valued at fair market value as determined in good faith by the Committee based on the fair market value of such Shares determined by the Board, which determination shall be final). Notwithstanding the foregoing, the Company shall not be obligated to issue certificates representing the shares of common stock of the Company to be acquired through the exercise of such Option if such Participant fails to provide the Company with adequate assurance that such Participant will pay such amounts to the Company as herein above required. Participants shall notify the Company in writing of any amounts included as income in the Participants' federal income tax returns in connection with an Option.

     Section 17. Effectiveness and Termination of the Plan. The Plan shall be
                 -----------------------------------------
effective as of the date on which this Plan is approved by the Board. The Plan shall terminate at the earliest of the time when all Shares which may be issued hereunder have been so issued. However, the Board may, in its sole discretion, terminate the Plan at any prior time. Subject to Section 13 hereof, no such
                                                 ----------
termination shall in any way affect any Option then outstanding.

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     Section 18. Time of Granting Options.  The date of grant of an Option
                 ------------------------
shall, for all purposes, be the date on which the Board makes the determination granting such an Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     Section 19. Amendment of Plan.  Subject to Section 14, the Committee may
                 -----------------              ----------
make such amendments to the Plan as it shall deem advisable.  Subject to Section
                                                                         -------
14, no amendment shall in any way adversely affect any Option then outstanding,
--
without the consent of the Participant so adversely affected.

     Section 20. Transfers and Leaves of Absence.  For purposes of the Plan,
                 -------------------------------
(a) a transfer of a Participant's employment, without an intervening period, between the Company and a Subsidiary (or vice versa) or between Subsidiaries shall not be deemed a termination of employment and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company (or a Subsidiary, whichever is applicable) during such leave of absence.

     Section 21. No Obligation to Exercise Option.  The granting of an Option
                 --------------------------------
shall impose no obligation on the Participant to exercise such Option.

     Section 22. Indemnification.  In addition to such other rights of
                 ---------------
indemnification as they may have as members of the Board of Directors, the members of the Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense to handle and defend the same, and such Committee member shall cooperate with and assist the Company in the defense of any such action, suit or proceeding. The Company shall not be obligated to indemnify any Committee member with regard to any settlement of any action, suit or proceeding of which the Company did not consent to in writing prior to such settlement.

     Section 23. Governing Law.  The Plan and any Option granted pursuant to
                 -------------
the Plan shall be construed under and governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.

     Section 24. Not an Employment or Consulting Agreement. Nothing contained in
                 -----------------------------------------
the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or rights to continued employment by the Company or any Subsidiary in favor of any Participant or limit the ability of the Company or any Subsidiary to terminate, with or

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without cause, in its sole and absolute discretion, the employment of any
Participant, subject to the terms of any written employment to which a Participant is a party. In addition, nothing contained in the Plan or in any Option Agreement shall preclude any lawful action by the Company or the Board.

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